EXHIBIT 32.1
                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Advanced Communications Technologies, Inc. (the Company) on Form 10-KSB for the period ended June 30, 2006 as filed with the SEC on the date hereof (the Report), I, Wayne I. Danson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Advanced Communications Technologies, Inc. and will be retained by Advanced Communications Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: October 12, 2006


/s/ Wayne I. Danson
-------------------------------------
Wayne I. Danson
President and Chief Executive Officer

                                  EXHIBIT 32.1
                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Advanced Communications Technologies, Inc. (the Company) on Form 10-KSB for the period ended June 30, 2006 as filed with the SEC on the date hereof (the Report), I, John E. Donahue, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Advanced Communications Technologies, Inc. and will be retained by Advanced Communications Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: October 12, 2006


/s/ John E. Donahue
-------------------------------------
John E. Donahue

Vice President and Chief
Financial Officer